UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INDEPENDENCE HOLDING COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

INDEPENDENCE HOLDING COMPANY

___________________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 18, 2010

___________________________________________________________

Dear Stockholders:

We cordially invite you to attend the 2010 annual meeting of the stockholders of Independence Holding Company (“IHC”).   The meeting will take place at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut, on Friday, June 18, 2010 at 10:00 a.m. local time.

Details regarding admission to the meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail.  We have also made available a copy of our 2009 Annual Report with this proxy statement.  We encourage you to read our Annual Report.  It includes our audited financial statements and provides information about our business and products.

The purpose of the meeting is to:

1.	elect seven directors, each for a term of one year;

2.	ratify the appointment of KPMG LLP as IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

3.	transact any other business that may properly come before the meeting.

Only stockholders of record at the close of business on April 19, 2010 may vote at the meeting or any postponements or adjournments of the meeting.

By order of the Board of Directors,
Adam C. Vandervoort
Secretary
April 30, 2010

HOW TO VOTE:  Your vote is important.  Whether or not you plan to attend the meeting, we hope you will vote as soon as possible.  You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card or voting on the Internet.   Please review the instructions on each of your voting options described in this proxy statement as well as in the Notice you received in the mail.

2010 PROXY STATEMENT

____________________

TABLE OF CONTENTS

Page
INFORMATION ABOUT THE ANNUAL MEETING	2
What is the purpose of the annual meeting?	2
Who is entitled to vote?	2
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?	2
How do I vote by proxy?	2
Am I entitled to vote if my shares are held in “street name”?	2
How many shares must be present to hold the meeting?	3
What if a quorum is not present at the meeting?	3
How can I vote my shares in person at the meeting?	3
How can I vote my shares without attending the meeting?	3
Can I change my vote?	3
Who can attend the meeting?	4
Will my vote be kept confidential?	4
Who will count the votes?	4
How does the Board of Directors recommend I vote on the proposals?	4
What if I do not specify how my shares are to be voted?	4
Will any other business be conducted at the meeting?	4
How many votes are required to elect the director nominees?	4
What happens if a nominee is unable to stand for election?	5
How many votes are required to ratify the appointment of IHC’s independent registered public accounting firm for the fiscal year ended December 31, 2010?	5
How will abstentions be treated?	5
How will broker non-votes be treated?	5
STOCK OWNERSHIP	6
Directors and Executive Officers	6
Section 16(a) Beneficial Ownership Reporting Compliance	6
Significant Stockholders	7
CORPORATE GOVERNANCE MATTERS	8
Corporate Governance Documents	8
Director Independence	8
Audit Committee Financial Expert	9
Executive Sessions of Non-Management Directors	9
Communications with Directors	9
Nomination of Director Candidates	10
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	11
Meetings	11
Committees	11
Attendance at Annual Meeting of Stockholders	11
EXECUTIVE OFFICERS	12
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	13
Compensation Committee Interlocks and Insider Participation	13
Transactions with Management and Other Relationships	13
PROPOSAL 1 - ELECTION OF DIRECTORS	14
DIRECTORS’ COMPENSATION	15
Director Summary Compensation	16
EXECUTIVE COMPENSATION	17
Compensation Discussion and Analysis	18
Compensation Committee Report	17
Compensation Risk Assessment	18
Summary Compensation Table	19
Option Exercises and Stock Vested	21
Outstanding Equity Awards at Fiscal Year-End	22
Nonqualified Deferred Compensation	23

TABLE OF CONTENTS (Continued)

Potential Payments to Named Executive Officers	23
Stock Incentive Plans	24
Equity Compensation Plans	25
REPORT OF THE AUDIT COMMITTEE	26
AUDIT AND NON-AUDIT FEES	28
PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
Appointment of Independent Registered Public Accounting Firm	29
Vote Required for Ratification	29
OTHER MATTERS	30
ADDITIONAL INFORMATION	30
Proxy Solicitation	30
Stockholder Proposals for 2011 Annual Meeting	30

ii

Independence Holding Company

96 Cummings Point Road

Stamford, Connecticut 06902

(203) 358-8000

www.ihcgroup.com

2010 PROXY STATEMENT

IHC’s Board of Directors (the “Board”) is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for the 2010 Annual Meeting of Stockholders.  The meeting will take place at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut, on Friday, June 18, 2010 at 10:00 a.m. local time.  At the meeting, stockholders will vote on the election of seven directors and the ratification of IHC’s independent registered public accounting firm.  Stockholders also will consider any other matter that may properly come before the meeting, although we know of no other business to be presented.

By submitting your proxy (via the Internet, telephone or mail), you authorize Mr. Adam C. Vandervoort, IHC’s Vice President, General Counsel and Secretary, and Ms. Teresa A. Herbert, IHC’s Chief Financial Officer and Senior Vice President, to represent you and vote your shares at the meeting in accordance with your instructions.  They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

IHC’s 2009 Annual Report, which includes IHC’s audited financial statements, is being made available to IHC’s stockholders concurrent herewith.  Although the Annual Report is being made available concurrent with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.

We are first making this proxy statement and accompanying materials available to stockholders on or about April 30, 2010.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, the stockholders will be asked to:

•

elect seven directors, each for a term of one year; and

•

ratify the appointment of KPMG LLP (“KPMG”) as IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Stockholders also will transact any other business that may properly come before the meeting.  Members of IHC’s management team will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

The record date for the meeting is April 19, 2010.  Only stockholders of record at the close of business on that date are entitled to vote at the meeting.  The only class of stock entitled to be voted at the meeting is IHC common stock.  Each outstanding share of common stock is entitled to one vote for all matters before the meeting.  At the close of business on the record date, there were 15,275,155 shares of IHC common stock outstanding.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted in the last few years by the Securities and Exchange Commission (the “SEC”), we may now furnish proxy materials, including this proxy statement and our 2009 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies.  If you received a Notice by mail, you will not receive a printed copy of the proxy materials.  Most stockholders will not receive printed copies of the proxy materials unless they request them.  Instead, the Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet.  The Notice also instructs you as to how you may submit your proxy on the Internet.  If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.  If you vote by Internet or telephone, please do not mail your proxy card.

How do I vote by proxy?

You may vote by proxy using the Internet or telephone by following the instructions on your Notice. If you requested a printed set of materials, you may also vote by mail by signing, dating and returning the proxy card.

Please note that there are separate telephone and Internet arrangements depending on whether you are a registered stockholder (that is, if you hold your stock in your own name) or you hold your shares in “street name” (that is, in the name of a brokerage firm or bank that holds your securities account). In either case, you must follow the procedures described on your Notice.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.”  If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions.  As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.  If you do not give instructions to your bank, brokerage firm or other nominee, it will nevertheless be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal 2), but not on the election of directors (Proposal 1).

As the beneficial owner of shares, you are invited to attend the annual meeting.  If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present or represented.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

How can I vote my shares in person at the meeting?

Shares held in your name as the stockholder of record may be voted by you in person at the meeting.  Shares held beneficially in street name may be voted by you in person at the meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting.  If you are a stockholder of record, you may vote by proxy.  You can vote by proxy over the Internet or telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card.  If you hold shares beneficially in street name, you may also vote by proxy over the Internet or telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Can I change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting.  If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to IHC’s Corporate Secretary at Independence Holding Company, 485 Madison Avenue, 14th Floor, New York, New York 10022 prior to your shares being voted, or (3) attending the meeting and voting in person.  Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.  For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Who can attend the meeting?

Only stockholders eligible to vote or their authorized representatives will be admitted to the meeting.  If your shares are held in street name, you must bring the indicated portion of your voting instruction card.  Alternatively, you may bring other proof of ownership, such as your most recent brokerage account statement, which clearly shows your ownership of IHC common stock as of the record date.  In addition, you must bring valid government-issued photo identification, such as a driver’s license or a passport and a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares in person at the meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to IHC unless:

•

required by law;

•

you expressly request disclosure on your proxy; or

•

there is a proxy contest.

Who will count the votes?

Broadridge Financial Solutions, an independent third party, will tabulate and certify the votes.  A representative of Broadridge Financial Solutions will serve as the inspector of election.

How does the Board of Directors recommend I vote on the proposals?

Your Board recommends that you vote:

•

FOR the election of the seven nominees to the Board of Directors; and

•

FOR the ratification of the appointment of KPMG as IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

•

FOR the election of the seven nominees to the Board of Directors; and

•

FOR the ratification of the appointment of KPMG as IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Will any other business be conducted at the meeting?

IHC’s by-laws require stockholders to give advance notice of any proposal intended to be presented at the meeting.  The deadline for this notice has passed and we have not received any such notices.  If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the director nominees?

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the seven nominees as directors. This means that the seven nominees will be elected if they receive more affirmative votes than any other person.  If you vote “Withheld” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to ratify the appointment of IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2010?

The ratification of the appointment of KPMG as IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2010 requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, and will have the same practical effect as votes against a proposal.

How will broker non-votes be treated?

Broker non-votes will be treated as shares present for quorum purposes.  Your broker will be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2010 (Proposal 2), without your voting instructions, but not on the election of directors (Proposal 1).

STOCK OWNERSHIP

Directors and Executive Officers

The following table sets forth the amount of IHC common stock beneficially owned by each director or nominee, each named executive officer included in the Summary Compensation Table on page 19 and all directors, nominees and executive officers as a group, as of March 31, 2010.  Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.

Name	Number of Shares	Number of Option Shares (1)	Percent of Class (2)
Mr. Edward Netter	--- (3)	--	---
Mr. Larry R. Graber	40,169	16,666	*
Mr. Allan C. Kirkman	12,660 (4)	4,950	*
Mr. John L. Lahey	9,000 (4)	--	*
Mr. Steven B. Lapin	89,182	--	*
Mr. James G. Tatum	22,759 (4) (5)	2,970	*
Mr. Roy T.K. Thung	274,137	50,000	2.11%
Ms. Teresa A. Herbert	49,599	16,666	*
Mr. David T. Kettig	62,767	16,666	*
Mr. Jeffrey C. Smedsrud	80,421	16,666	*
Mr. Bernon R. Erickson, Jr.	124,800	--	*
All directors, nominees for director and executive officers as a group (13 persons)	765,494	141,250	5.88%

____________

(1)

Reflects the number of shares that could be acquired on March 31, 2010 or within sixty days thereafter through the exercise of stock options.  The shares are excluded from the column headed “Number of Shares,” but included in the ownership percentages reported in the column headed “Percent of Class.”

(2)

Based on 15,279,096 shares outstanding on March 31, 2010.

(3)

As described in the table relating to Significant Stockholders, Geneve Holdings, Inc. and certain of its affiliates (collectively, “GHI”) are the beneficial owners of 8,155,611 shares of IHC common stock, which represents 53.38% of the outstanding common stock as of March 31, 2010. Mr. Edward Netter, Chairman of the IHC Board, is an executive officer and a director of Geneve Holdings, Inc.  Mr. Netter and members of his family have voting control over Geneve Holdings, Inc.  Mr. Netter disclaims beneficial ownership as to the shares of IHC common stock owned by GHI.

 (4)

Includes 750 unvested shares of restricted stock issued on June 22, 2009, 500 unvested shares of restricted stock issued on June 23, 2008 and 250 unvested shares of restricted stock issued on June 25, 2007 pursuant to IHC’s 2006 stock incentive plan. The restricted stock vests ratably over three years after the date of the grant.

 (5)

Includes 1,260 shares owned by Mr. Tatum’s wife, as to which shares Mr. Tatum disclaims beneficial ownership.

*

Represents less than 1% of the outstanding common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of IHC and persons who own more than ten percent of IHC common stock to file with the U.S. Securities and Exchange Commission (“SEC”) initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of IHC’s common stock.  Such directors, officers and greater-than-ten-percent stockholders are required to furnish IHC with copies of the Section 16(a) reports they file.  The SEC has established specific due dates for these reports, and IHC is required to disclose in this proxy statement any late filings or failures to file.

Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to IHC and written representations from certain reporting persons that no additional reports were required, IHC believes that its directors, reporting officers and greater-than-ten-percent stockholders complied with all these filing requirements for the fiscal year ended December 31, 2009.

Significant Stockholders

The following table lists certain persons known by IHC to own beneficially more than five percent of the outstanding shares of IHC common stock as of March 31, 2010.

	Common Stock	Percentage of Outstanding Shares Beneficially Owned
Geneve Holdings, Inc. (1) 96 Cummings Point Road Stamford, Connecticut 06902	8,155,611	53.38%

____________

(1)

According to (i) information disclosed in Amendment No. 35 to Schedule 13D dated May 9, 2001 of Geneve Holdings, Inc., a private diversified holding company located at 96 Cummings Point Road, Stamford, Connecticut, supplemented by (ii) information provided to IHC by Geneve Holdings, Inc. in response to a questionnaire, a group consisting of Geneve Holdings, Inc. and certain of its affiliates (collectively, “GHI”) are the beneficial owners of 8,155,611 shares of IHC common stock.  Mr. Edward Netter, Chairman of IHC Board, is an executive officer and a director of Geneve Holdings, Inc.  Mr. Netter and members of his family have voting control over Geneve Holdings, Inc.  Mr. Netter disclaims beneficial ownership as to the shares of IHC common stock owned by GHI.

________________

To the best knowledge of IHC, Geneve Holdings, Inc. has sole investment and voting power with respect to the shares listed above, and no other person (or persons acting in concert) owns beneficially more than 5% of IHC’s common stock.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Documents

In furtherance of its longstanding goals of providing effective governance of IHC’s business and affairs for the long-term benefit of stockholders and promoting a culture and reputation of the highest ethics, integrity and reliability, IHC’s Board has adopted:

•

a Code of Ethics that applies to IHC’s Chief Executive Officer and President, Chief Operating Officers, Chief Financial Officer, controller and other IHC employees performing similar functions (the “Code of Ethics”);

•

a Corporate Code of Conduct that applies to all employees, officers and directors of IHC and its subsidiaries and affiliates (the “Code of Conduct”);

•

Corporate Governance Guidelines (“Guidelines”) to advance the functioning of the Board and its committees and set forth the Board’s expectations as to how it should perform its functions; and

•

written charters for its Audit and Compensation Committees of the Board (the “Charters”).

The Code of Ethics, Code of Conduct, the Guidelines and the Charters can be found on IHC’s website at www.ihcgroup.com, and are also available in print to any stockholder who requests them.  The information on IHC’s website, however, is not incorporated by reference in, and does not form part of, this proxy statement.  The Board does not anticipate modifying the Code of Ethics or the Code of Conduct, or granting any waivers to either, but were any such waiver or modification to occur, it would promptly be disclosed on IHC’s website.

Director Independence

As a company listed on the New York Stock Exchange (“NYSE”), IHC uses as its definition of independence the independence standards prescribed in the NYSE Listed Company Manual (the “Manual”).  Each of Messrs. Kirkman, Tatum and Lahey met such independence requirements.  The Board has affirmatively determined that none of them had any material relationship with IHC at all applicable times during 2009.

IHC qualifies as a “controlled company” as defined in Section 303A.00 of the Manual because more than 50% of IHC’s voting power is held by GHI.  Therefore, IHC is not subject to certain NYSE requirements that would otherwise require IHC to have: (i) a majority of independent directors on the Board (Manual Section 303A.01); (ii) compensation of IHC’s executive officers determined by a compensation committee composed solely of independent directors (Manual Section 303A.04); or (iii) director nominees selected, or recommended for the Board’s selection, by a nominating committee composed solely of independent directors (Manual Section 303A.05).

Of the members of the Compensation Committee of the Board (the “Compensation Committee”), Mr. Netter is not independent under the independence standards of the NYSE.  Additionally, none of Messrs. Lapin, Graber, Netter and Thung is independent under the NYSE’s standards.

For each independent director, after reasonable investigations and in reliance on representations by such independent director to IHC, IHC believes there is no transaction, relationship, or arrangement between each such director not disclosed under the caption “Transactions with Related Persons.”

Board Leadership Structure

      The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. To this end, the Board has no policy mandating the combination or separation of the roles of Chairman and CEO and believes the matter should be discussed and considered from time to time as circumstances change. Currently, the Company maintains a separate Chairman and CEO. This leadership structure is appropriate for the Company at this time as it permits our CEO, Mr. Roy T.K. Thung, to focus on management of the Company’s day-to-day operations, while allowing our Chairman, Mr. Edward Netter, to lead the Board in its fundamental role of providing advice to and independent oversight of management.

Board Role in Risk Oversight

      The Board administers its risk oversight function directly and through its Audit Committee. The Board and the Audit Committee regularly discuss with management, and the Company’s independent auditors and internal auditor, our major risk exposures, their potential financial impact on the Company, and the steps we take to manage these risks.

      In general, management is responsible for the day-to-day management of the risks the Company faces, while the Board, acting as a whole and through the Audit Committee, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  Senior management attends the regular quarterly meetings of the Board and is available to address questions and concerns raised by the Board on risk management-related and other matters.

      The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. In addition, the Audit Committee discusses policies with respect to risk assessment and risk management with management, internal audit and the independent auditors.

The Audit Committee assists the Board with oversight of risk management by reviewing the Company’s financial statements and meeting with the Company’s independent auditors and internal auditor at regularly scheduled meetings of the Audit Committee to review their reports on the adequacy and effectiveness of our internal audit and internal control systems and discusses with management the Company’s major financial risks and exposures and the steps management has taken to monitor and control such risks and exposures.

Audit Committee Financial Expert

The Board has determined that at least one member of the Audit Committee of the Board (the “Audit Committee”), Mr. Tatum, is an audit committee financial expert as such term is defined in Item 401(h)(2) of Regulation S-K, promulgated by the SEC.

Executive Sessions of Non-Management Directors

Non-management Board members meet without management present at least twice annually, at regularly scheduled executive sessions.  At least once a year, such meetings include only the independent members of the Board.  Mr. Kirkman presides over meetings of the non-employee and independent directors.

Communications with Directors

You may communicate directly with any member or committee of the Board by writing to:  IHC Board of Directors, c/o Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022.  Please specify to whom your letter should be directed.  The Corporate Secretary of IHC will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in his opinion, deals with the functions of the Board or its committees or that he otherwise determines requires the attention of any member, group or committee of the Board.  Board members may, at any time, review a log of all correspondence received by IHC that is addressed to Board members and request copies of any such correspondence.

Interested parties who wish to communicate with non-management IHC directors, or with the presiding director of the Board’s executive sessions, may do so by writing to IHC Board of Directors, c/o Corporate Secretary, Attn: Non-management Directors (or the Presiding Director for executive sessions, as applicable), 485 Madison Avenue, 14th Floor, New York, New York 10022.    All such mail received will first be opened and screened for security purposes.

Nomination of Director Candidates

In light of GHI’s  majority voting power, the Board has determined that the Board, rather than a nominating committee, is the most appropriate body to identify director candidates and select nominees for presentation at the annual meeting of stockholders.  In making nominations, the Board seeks candidates with outstanding business experience who will bring such experience to the management and direction of IHC. The minimum criteria employed by the Board in its selection of candidates is set forth in the Guidelines, along with certain other factors that inform the selection process.  All directors serving on the Board participate in the consideration of director nominees. Furthermore, in light of GHI’s voting power, the Board has determined that no policy with respect to consideration of candidates recommended by security holders other than GHI’s would be appropriate.

The Board does not have a formal policy with respect to diversity. However, the Board seeks to have a Board that reflects an appropriate balance of knowledge, experience, skills, expertise and diversity, as applicable to our industry. The Board assesses its achievement of diversity through the review of Board composition as part of the Board’s annual self-assessment process.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Meetings

During 2009, the Board and its committees held nine meetings.  Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which he served.

Committees

The Board has standing Audit and Compensation Committees.  Committee memberships are as follows:

Audit Committee

Compensation Committee

Mr. James G. Tatum (Chairman)

Mr. Edward Netter (Chairman)

Mr. Allan C. Kirkman

Mr. Allan C. Kirkman

Mr. John L. Lahey

Mr. James G. Tatum

Audit Committee.  The principal functions of the Audit Committee are to: (i) select an independent registered public accounting firm; (ii) review and approve management’s plan for engaging IHC’s independent registered public accounting firm during the year to perform non-audit services and consider what effect these services will have on the independence of IHC’s independent registered public accounting firm; (iii) review IHC’s annual financial statements and other financial reports which require approval by the Board; (iv) oversee the integrity of IHC’s financial statements, IHC’s systems of disclosure controls and internal controls over financial reporting and IHC’s compliance with legal and regulatory requirements; (v) review the scope of audit plans of IHC’s internal audit function and independent registered public accounting firm and the results of their audits; and (vi) evaluate the performance of IHC’s internal audit function and independent registered public accounting firm.

The Audit Committee met four times during 2009.  Each of its members meets the independence requirements of the NYSE and applicable SEC rules and regulations.  The Audit Committee and the Board have determined that each member of the Audit Committee is financially literate and that Mr. Tatum qualifies as an “audit committee financial expert” as such term is defined in Item 401(h)(2) of Regulation S-K, promulgated by the SEC.

Compensation Committee.  The Compensation Committee assists the Board in fulfilling its responsibilities with regard to compensation matters, is responsible for determining the compensation of IHC’s executive officers and administers IHC’s 2006 Stock Incentive Plan, 2003 Stock Incentive Plan, as amended, and 1988 Stock Incentive Plan.  The Compensation Committee met one time during 2009.  The Compensation Committee has sole authority to determine the compensation for IHC’s Chief Executive Officer and President.

Attendance at Annual Meeting of Stockholders

Each IHC director is expected to be present at the Annual Meeting of Stockholders.  Were an IHC director unable to attend the meeting, IHC would endeavor to arrange for the director’s participation by teleconference.  At last year’s annual meeting, every IHC director attended in person.

EXECUTIVE OFFICERS

Except for Messrs. Graber and Thung, who serve as (and are nominated to continue as) IHC directors, set forth below is information about each executive officer of IHC, including such officer’s name, age, all positions and offices held with IHC and its subsidiaries and principal occupations and business experience during the past five years.  IHC’s officers are elected by the Board, each to serve until his or her successor is elected and has qualified, or until his or her earlier resignation, removal from office or death.

Mr. Bernon R. Erickson, Jr., 49

Chief Health Actuary and Senior Vice President

Since April 2007, Chief Health Actuary and Senior Vice President; since June 2007, Chief Health Actuary and Senior Vice President of American Independence Corp. (“AMIC”); since April 2007, Chief Executive Officer and President of Actuarial Management Corporation, a wholly owned subsidiary of IHC; for more than five years prior to April 2007, President and founder of Actuarial Management Corporation.

Ms. Teresa A. Herbert, 48

Chief Financial Officer and Senior Vice President

Since March 2005, Chief Financial Officer and Senior Vice President; from July 1999 to March 2005, Vice President and Chief Financial Officer; for more than five years prior to July 1999, Vice President and Controller; since March 2001, Vice President of Geneve Corporation; since November 2002, Chief Financial Officer and Senior Vice President of AMIC.

Mr. David T. Kettig, 51

Chief Operating Officer and Senior Vice President

Since April 2009, Chief Operating Officer and Senior Vice President; from January 2006 to April 2009, Co-Chief Operating Officer and Senior Vice President; from March 2005 to January 2006, Senior Vice President, General Counsel and Secretary; for more than five years before March 2005, Vice President, General Counsel and Secretary; since April 2009, Chief Operating Officer and Senior Vice President of AMIC; from June 2007 to April 2008, Co-Chief Operating Officer and Senior Vice President of AMIC; from November 2002 to June 2007, Chief Operating Officer and Senior Vice President of AMIC; since December 2006, President of Independence American Insurance Company, a wholly owned subsidiary of AMIC.

Mr. Jeffrey C. Smedsrud, 51

Chief Marketing and Strategy Officer and Senior Vice President

Since March 2006, Chief Marketing and Strategy Officer and Senior Vice President; since June 2007, Chief Marketing and Strategy Officer and Senior Vice President of AMIC; since March 2006, Chief Executive Officer and President of IHC Health Solutions, Inc., a wholly owned subsidiary of IHC; for more than five years prior thereto, president and founder of CA Marketing and Management Services, LLC, the corporate predecessor to IHC Health Solutions, Inc.; prior thereto, managing partner of CORE Marketing.

Mr. Henry B. Spencer, 70

Vice President — Investments

Since March 2005, Vice President — Investments; since March 2005, Vice President — Investments of Geneve Corporation; since March 2005, Vice President — Investments of AMIC; for more than five years prior to March 2005, Chief Investment Officer of Head Asset Management, an investment advisory affiliate of Head & Co., merchant bankers in the insurance industry, located in New York, New York; for eleven years prior thereto, Senior Vice President — Investments for Guardian Life Insurance Company, located in New York, New York.

Mr. Adam C. Vandervoort, 35

Vice President, General Counsel and Secretary

Since September 2006, Vice President, General Counsel and Secretary; since September 2006, Vice President, General Counsel and Secretary of AMIC; for more than five years prior to September 2006, attorney in private practice.  Mr. Vandervoort is licensed to practice law in the states of California, Connecticut and New York.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

Messrs. Kirkman, Netter and Tatum served on the Compensation Committee of the Board during fiscal year 2009.   Mr. Edward Netter was formerly an IHC executive officer.   Please see below for additional description of IHC’s relationship with Mr. Netter and his immediate family.

Transactions with Management and Other Relationships

With GHI

IHC and GHI, IHC’s controlling stockholder, operate under cost-sharing arrangements pursuant to which certain items are allocated between the two companies.  During 2009, IHC paid GHI (or accrued for payment thereto) approximately $531,000 under such arrangements, and paid or accrued approximately an additional $138,000 for the first quarter of 2010.  Such cost-sharing arrangements include GHI’s providing IHC with the use of office space as IHC’s corporate headquarters for annual consideration of $164,000 in 2009.  The foregoing arrangement is subject to the annual review and approval of the Audit Committee, and IHC’s management believes that the terms thereof are no less favorable than could be obtained by IHC from unrelated parties on an arm’s-length basis.

With Mr. Edward Netter

At December 31, 2009, IHC had a $4.5 million limited partnership investment in a fund invested in Dolphin Limited Partnership III, L.P. (“Dolphin III”).  Mr. Donald Netter is the Senior Managing Director of Dolphin Holdings Corp. III, the managing member.  Mr. Donald Netter is an immediate family member of Mr. Edward Netter, an IHC director.  Pursuant to the relevant partnership agreements, all unaffiliated limited partners are charged quarterly management fees, an annual performance-based incentive allocation and other defined expenses, all of which IHC believes to be comparable to other similar investment management vehicles with which it is familiar.

With Southern Life and Health Insurance Company

Southern Life and Health Insurance Company (“Southern”) is controlled by GHI.  During 2009, IHC and its subsidiaries paid $186,929 to Southern in connection with Southern’s lease of real property to a subsidiary of IHC and provision of certain administrative services, and paid or accrued in respect thereof approximately an additional $12,274 for the first quarter of 2010.

Review, Approval, or Ratification of Transactions with Related Persons

Section 5.7 of IHC’s by-laws provide that no contract or transaction between IHC and one or more of its directors or officers (or their affiliates) is per se void (or voidable) if, among other things, the material facts as to the relevant relationships and interests were disclosed to the Board (or the relevant committee thereof) and the transaction in question was approved by a majority of the disinterested directors voting on the matter.   The Audit Committee’s charter requires the Audit Committee to review and approve all interested-party transactions, and IHC’s other governance documents specifically prohibit various conflicts of interest and impose disclosure requirements in connection with any potential conflict of interest.

The Audit Committee, with the assistance of IHC’s Vice President and General Counsel, has reviewed and approved each of the related-party transactions set forth above.  IHC is not aware of any transaction reportable under paragraph (a) of Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, in respect of 2009, that was not so reviewed and approved.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board currently consists of seven members.  All of IHC’s directors are elected at each annual meeting of stockholders and hold office until the next annual meeting of stockholders.  The Board proposes that each of the seven current directors be reelected to the Board.  Each of the directors elected at this annual meeting will hold office until the annual meeting of stockholders to be held in 2011 and until his successor is duly elected and qualified.  The Company believes that its Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Company's operations and interests. In addition to considering a candidate's background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses.

Each nominee has consented to being named in this proxy statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the seven nominees as directors.  This means that the seven nominees will be elected if they receive more affirmative votes than any other person.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE SEVEN NOMINEES.

The following table sets forth, with respect to each nominee, his name, age, principal occupation, employment during at least the past five years, the year he was first elected an IHC director and directorships held in other public companies.

NOMINEES FOR ELECTION TO THE BOARD

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships

Mr. Larry R. Graber 2000	60

Since February 2006, Senior Vice President — Life and Annuities of IHC; since April 1996, a director and President of Madison National Life Insurance Company, Inc., a wholly owned subsidiary of IHC; since April 1996, a director and President of Southern Life and Health Insurance Company, an insurance company and wholly owned subsidiary of Geneve Holdings, Inc. with principal offices in Homewood, Alabama; for more than the past five years, a director of Standard Security.

Mr. Allan C. Kirkman 1980	66	For more than five years prior to his retirement in October 2005, Executive Vice President of Mellon Bank, N.A., a national bank.

Mr. John L. Lahey 2006	63

For more than the past twenty years, President of Quinnipiac University, a private university located in Hamden, Connecticut; since 1995, a member of the Board of Trustees of Yale-New Haven Hospital, a hospital located in New Haven, Connecticut; since 1994, a director of the UIL Holdings Corporation, a publicly held utility holding company with principal offices in New Haven, Connecticut; since June 2006, a director of Standard Security.  Mr. Lahey also serves as a director of New York City St. Patrick’s Day Parade, Inc., and since 2003 has served as a member of the American Bar Association’s Council of the Section of Legal Education and Admissions to the Bar.

Mr. Steven B. Lapin 1991	64

Since July 1999, Vice Chairman of IHC’s Board; for more than five years prior to July 1999, President and Chief Operating Officer of IHC; for more than the past five years, President and Chief Operating Officer and a director of Geneve Corporation; since January 1998, a director of Aristotle; since June 2002, President and Chief Operating Officer of The Aristotle Corporation (“Aristotle”), a private company controlled by Geneve Holdings, Inc., with principal offices in Stamford, Connecticut.

Mr. Edward Netter 1980	77

Since August 1997, Chairman of the Compensation Committee; for more than the past five years, Chairman of IHC’s Board; for more than five years prior to January 2000, Chief Executive Officer of IHC; from December 1990 to November 1993, President of IHC; for more than the past five years, Chairman, Chief Executive Officer and director of Geneve Holdings, Inc.; since January 1998, a director of Aristotle; since July 2002, a director of AMIC.

James G. Tatum, C.F.A. 2000	68

Since June 2002, Chairman of the Audit Committee; since June 2006, a director of Standard Security; for more than the past five years, sole proprietor of J. Tatum Capital, LLC, a registered investment advisor, located in Birmingham, Alabama, managing funds primarily for individual and trust clients; Chartered Financial Analyst for more than twenty-five years.

Roy T.K. Thung 1990	66

Since January 2000, Chief Executive Officer of IHC; since July 1999, President of IHC; for more than five years prior to July 1999, Executive Vice President and Chief Financial Officer of IHC; from May 1990 to November 1993, Senior Vice President, Chief Financial Officer and Treasurer of IHC; for more than the past five years, Executive Vice President of Geneve Corporation; since June 2002, a director of Aristotle; since July 2002, a director of AMIC; since November 2002, Chief Executive Officer and President of AMIC.

DIRECTORS’ COMPENSATION

The general policy of the Board is that compensation for independent directors should be a mix of cash and equity.  IHC does not pay management directors for board service in addition to their regular employee compensation.  The Compensation Committee has the primary responsibility for reviewing and considering any revisions to director compensation.

During 2010, each non-employee (outside) director will be paid:

•

an annual retainer of $25,000;

•

$400 for each board or committee meeting attended;

•

$5,000 for service as chairman of a board committee; and

•

750 restricted shares of IHC common stock, vesting ratably over the three anniversaries of the award, and contingent upon continuing service as a director.

The following table summarizes compensation paid to IHC’s directors during 2009, except for Mr. Roy T.K. Thung, IHC’s Chief Executive Officer and President, and Mr. Larry R. Graber, IHC’s Senior Vice President – Life and Annuities, for whom compensation is more fully described beginning on page 16 of this proxy statement.

Director Summary Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Mr. Edward Netter (Chairman) (2)	--	--	--
Mr. Larry R. Graber (2)………….	--	--	--
Mr. Allan C. Kirkman……………	$29,800	$11,283	$41,083
Mr. John L. Lahey……………….	$29,400	$11,283	$40,683
Mr. Steven B. Lapin (2)…………	--	--	--
Mr. James G. Tatum…………….	$34,800	$11,283	$46,083

(1)

Represents amounts expensed for financial statement reporting purposes.  The grant date fair value of the stock awards during 2009 to Messrs. Kirkman, Lahey and Tatum was, in each case, $4,833.

(2)

Messrs. Netter, Graber and Lapin received no compensation in connection with their service as IHC directors during 2009.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Objectives

Compensation of each of IHC’s executive officers is intended to be based on performance – IHC’s performance and the executive’s performance.  The Compensation Committee has responsibility for establishing and reviewing the compensation for all of IHC’s executive officers.

In establishing executive officer compensation, the following are among the Compensation Committee’s objectives:

•

attract and retain individuals of superior ability and managerial talent;

•

ensure compensation is aligned with IHC’s corporate strategies, business objectives and the long-term interests of IHC’s stockholders; and

•

enhance incentives to increase IHC’s stock price and maximize stockholder value by providing a portion of total compensation in IHC equity and equity-related instruments.

IHC’s overall compensation program is structured to attract, motivate and retain highly qualified executive officers by paying them competitively, consistent with IHC’s success and their contributions to such success.  To this end, base salary and bonus are designed to reward annual achievements and to be commensurate with an executive’s scope of responsibilities, demonstrated leadership abilities and management experience and effectiveness.  Other elements of compensation focus on motivating and challenging IHC’s executive officers to achieve superior, long-term, sustained results.

Implementation of Objectives

Salaries

The salary of an IHC executive officer is based on his or her level of responsibility, experience and qualifications and recent performance.   Adjustments to salary are made in response to changes in any of the foregoing factors and changes in market conditions.  Executive officer salaries are typically reviewed by the Compensation Committee every twelve months.  The Compensation Committee has sole authority to determine the compensation for IHC’s Chief Executive Officer.  Neither the Compensation Committee nor IHC has retained a compensation consultant or similar organization for assistance in reviewing or setting executive officer salaries or other compensation.

Cash Bonuses

Following the close of each fiscal year, IHC’s Chief Executive Officer and President makes recommendations to the Compensation Committee as to cash bonuses for IHC’s executive officers (excluding himself), based on an analysis of IHC’s performance in the year ended versus IHC’s plan for such year and an analysis of each executive officer’s individual contribution during the year.  The Compensation Committee then convenes outside the presence of the Chief Executive Officer and President and, following appropriate deliberation, approves bonuses for all IHC executive officers.

The salaries paid and annual bonuses awarded to IHC’s CEO, CFO and the three other most highly compensated executive officers in 2009 (the “named executive officers”) are set forth in the Summary Compensation Table on page 18.

Equity Awards

IHC’s 2006 Stock Incentive Plan (the “Plan”) provides the opportunity for the Compensation Committee to make equity incentive awards to, among others, IHC’s executive officers.  Each of IHC’s named executive officers holds stock options, having varying exercise prices and expiration dates (based on the date granted).  Please see the information set forth in the tables below for additional information.  IHC does not have a target level of stock ownership applicable to any of its employees, including the named executive officers.  The Compensation Committee determines the amount of the award with reference to factors including the present value of the award relative to the executive officer’s salary and anticipated cash bonus, the anticipated importance of the executive’s position to IHC’s future results and the size of the executive’s total compensation relative both to other executives within IHC and to compensation levels at other companies.

Tax Implications

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits IHC’s deductions for compensation paid to the named executive officers to $1 million unless certain requirements are met.  The policy of the Compensation Committee with respect to Section 162(m) is to establish and maintain a compensation program which will optimize the deductibility of compensation for IHC.  The Compensation Committee, however, reserves the right to use its judgment, where merited by the Compensation Committee’s need to respond to changing business conditions or by an executive officer’s individual performance, to authorize compensation which may not, in a specific case, be fully deductible to IHC.  No named executive officer received compensation in 2009 in excess of the $1 million limitation provided by Section 162(m) of the Code.

Compensation Committee Report

The Compensation Committee assists the Board in fulfilling its responsibilities with regard to compensation matters, and is responsible for determining the compensation of IHC’s executive officers.  The Compensation Committee has sole authority to determine the compensation for IHC’s Chief Executive Officer.  The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management, including our Chief Executive Officer and our Chief Financial Officer.  Based on this review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be incorporated by reference in IHC’s 2009 Annual Report on Form 10-K and included in this proxy statement.

Compensation Committee

Mr. Edward Netter, Chairman

Mr. Allan C. Kirkman

Mr. James G. Tatum

Compensation Risk Assessment

The Compensation Committee, at its meeting on March 11, 2010, considered the Company's compensation policies and practices and concluded that they are not reasonably likely to have a material adverse effect on the Company.

Summary Compensation Table

The following table lists the annual compensation for IHC’s CEO, CFO and its three other most highly compensated executive officers in 2009 for the years 2009, 2008 and 2007.  Amounts reported under the “Option Awards” column represent expense recorded for financial statement purposes.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mr. Roy T.K. Thung……. Chief Executive Officer and President	2009 2008 2007	$421,601 $421,601 $401,441	$228,000 $114,000 $228,000	$ (2,059) (1) $ (51,018) (1) $ (49,362) (1)	$ 86,000 $ 68,083 $102,400	$99,573 (2) $93,937 (2) $88,620 (2)	$ 9,868 (3) $ 11,161 (3) $ 14,809 (3)	$ 842,983 $ 657,764 $ 785,908
Ms. Teresa A. Herbert……. Chief Financial Officer and Senior Vice President	2009 2008 2007	$256,134 $256,134 $247,500	$ 94,500 $ 47,250 $ 94,500	-- -- --	$ 45,396 $ 83,211 $ 72,940	$18,212 (4) $17,182 (4) $16,209 (4)	$ 18,973 (5) $ 21,355 (5) $ 16,037 (5)	$ 433,215 $ 425,132 $ 447,186
Mr. Bernon R. Erickson, Jr. Chief Health Actuary and Senior Vice President	2009 2008 2007	$311,565 $311,565 --	$116,719 $176,488 --	$ 32,236 (6) $ 70,333 (6) --	$ 28,667 $ 22,694 --	-- -- --	$ 41,075 (7) $ 45,150 (7) --	$ 530,262 $ 626,230 --
Mr. David T. Kettig……… Chief Operating Officer and Senior Vice President	2009 2008 2007	$309,000 $309,000 $300,000	$140,000 $ 57,500 $115,000	-- -- --	$ 50,972 $ 95,378 $ 85,107	$14,743 (4) $13,909 (4) $13,121 (4)	$ 10,093 (8) $ 13,813 (8) $ 11,062 (8)	$ 524,808 $ 489,600 $ 524,290
Mr. Jeffrey C. Smedsrud…. Chief Marketing and Strategy Officer and Senior Vice President	2009 2008 2007	$329,600 $329,600 $320,000	$ 50,000 $ 20,000 $ 40,000	-- -- --	$ 56,549 $ 83,528 --	$ 2,697 (4) $ 2,544 (4) $ 2,400 (4)	$ 20,152 (9) $ 19,306 (9) $ 23,003 (9)	$ 458,398 $ 454,378 $ 446,236

 (1)

Represents the expense (recovery) recorded for financial statement reporting purposes in connection with stock appreciation rights.

 (2)

Represents the increase in the value of Mr. Thung’s Retirement Benefits Agreement with IHC for the year indicated.

 (3)

Of the amount shown for 2009, $6,983 represents employer matching contributions to Mr. Thung’s 401(k) account, $2,116 represents reimbursements related to use of automobile and $769 represents life insurance premiums paid by IHC; of the amount shown for 2008, $6,555 represents employer matching contributions to Mr. Thung’s 401(k) account, $3,220 represents reimbursements related to use of automobile and $1,386 represents life insurance premiums paid by IHC; of the amount shown for 2007, $8,397 represents reimbursements related to use of automobile and $6,412 represents employer matching contributions to Mr. Thung’s 401(k) account.

 (4)

Represents 100% of the annual earnings on nonqualified deferred compensation, not merely the portion attributable to an above-market rate of return.

 (5)

Of the amount shown for 2009, $11,167 represents reimbursements related to use of automobile, $6,615 represents employer matching contributions to Ms. Herbert’s 401(k) account and $1,191 represents life insurance premiums paid by IHC; of the amount shown for 2008, $13,833 represents reimbursements related to use of automobile, $6,210 represents employer matching contributions to Ms. Herbert’s 401(k) account and $1,312 represents life insurance premiums paid by IHC; of the amount shown for 2007, $10,299 represents reimbursements related to use of automobile and $5,737 represents employer matching contributions to Ms. Herbert’s 401(k) account.

(6)

Represents amounts expensed for financial statement reporting purposes in connection with restricted stock award.

(7)

Of the amount shown for 2009, $25,000 represents reimbursements related to use of automobile, $10,000 represents reimbursement for country club dues, $3,.675 represents employer matching contributions to Mr. Erickson’s 401(k) account, and $2,400 represents employer contributions to Mr. Erickson’s health savings account; of the amount shown for 2008, $25,000 represents reimbursements related to use of automobile, $10,000 represents reimbursement for country club dues, $7,750 represents employer matching contributions to Mr. Erickson’s 401(k) account, and $2,400 represents employer contributions to Mr. Erickson’s health savings account.

 (8)

Of the amount shown for 2009, $5,607 represents employer matching contributions to Mr. Kettig’s 401(k) account, $1,600 represents employer contributions to Mr. Kettig’s health savings account, $3,250 represents reimbursement related to use of automobile and $1,213 represents life insurance premiums paid by IHC; of the amount shown for 2008, $7,750 represents employer matching contributions to Mr. Kettig’s 401(k) account, $1,600 represents employer contributions to Mr. Kettig’s health savings account, $3,250 represents reimbursement related to use of automobile and $1,213 represents life insurance premiums paid by IHC; of the amount shown for 2007, $7,750 represents employer matching contributions to Mr. Kettig’s 401(k) account and $3,312 represents reimbursements related to use of automobile.

(9)

Of the amount shown for 2009, $7,452 represents reimbursement related to use of automobile, $6,950 represents reimbursement for country club dues and $5,750 represents employer matching contributions to Mr. Smedsrud’s 401(k) account; of the amount shown for 2008, $4,866 represents reimbursement related to use of automobile, $7,540 represents reimbursement for country club dues and $6,900 represents employer matching contributions to Mr. Smedsrud’s 401(k) account; of the amount shown for 2007, $15,253 represents reimbursement related to use of automobile and country club dues and $7,750 represents employer matching contributions to Mr. Smedsrud’s 401(k) account.

Option Exercises and Stock Vested

The following table sets forth for each named executive officer certain information about stock options that were exercised (or otherwise transferred for value) and restricted stock that vested during 2009.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (3)
Mr. Roy T.K. Thung	--	--	--	--
Ms. Teresa A. Herbert	25,000	$692	--	--
Mr. Bernon R. Erickson, Jr.	--	--	3,333	$22,464
Mr. David T. Kettig	30,000	$811	--	--
Mr. Jeffrey C. Smedsrud	25,000	$596	--	--

(1)

Represents the number of shares underlying options that were cancelled in exchange for value.

(2)

Represents the amount of cash paid by IHC in consideration of options cancelled in exchange for value.

(3)

Represents the fair market value of the shares as of the close of the market on the vesting date, plus accrued dividends.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information about unexercised stock options and unvested shares of restricted stock held as of December 31, 2009.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Mr. Roy T.K. Thung	25,000	50,000 (1)	$10.99	3/19/2013	--	--
Ms. Teresa A. Herbert	8,333	16,667 (1)	$10.99	3/19/2013	--	--
Mr. Bernon R. Erickson, Jr.	8,333	16,667 (1)	$10.99	3/19/2013	--	--
Mr. David T. Kettig	8,333	16,667 (1)	$10.99	3/19/2013	--	--
Mr. Jeffrey C. Smedsrud	8,333	16,667 (1)	$10.99	3/19/2013	--	--

(1)

Options granted on 3/19/2008 are exercisable in one-third annual increments beginning 3/19/2009.

Nonqualified Deferred Compensation

The following table sets forth the non-qualified deferred compensation activity for each named executive officer during 2008.  The amounts in the first column represent contributions to deferred compensation during the year 2009.

Name	Executive Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Mr. Roy T.K. Thung	--	--	--	--
Ms. Teresa A. Herbert	--	$18,212	--	$321,753
Mr. Bernon R. Erickson, Jr..	--	--	--	--
Mr. David T. Kettig	--	$14,743	--	$260,463
Mr. Jeffrey C. Smedsrud	--	$ 2,697	--	$ 47,641

Potential Payments to Named Executive Officers

With Mr. Thung

IHC is party to a Retirement Benefits Agreement with Mr. Roy T.K. Thung, dated as of September 30, 1991, and amended by amendments dated as of December 20, 2002, June 17, 2005 and December 31, 2008, pursuant to which Mr. Thung is entitled to a lump-sum cash payment upon a “separation from service” from IHC of $1,659,556.96, increasing on a cumulative, compounding basis of 6% per annum from December 31, 2008.  “Separation from service” is as defined under U.S. Treasury Regulations 1.409A-1(h)(1), and would generally include Mr. Thung’s death, retirement or any other termination of employment, including permanent disability.  For example, had this provision been triggered on December 31, 2009, Mr. Thung would have been entitled to receive a payment in the amount of $1,759,130.38.

With Mr. Erickson

Under the terms of his employment agreement with IHC, dated as of March 25, 2010, if Mr. Bernon R. Erickson, Jr.’s employment by IHC or its affiliate were to cease under certain circumstances, Mr. Erickson would be entitled to receive his base salary through the longer of (i) the term of the agreement and (ii) twelve months from the date of such cessation.  These circumstances are defined as Mr. Erickson’s employment by IHC being involuntarily terminated under circumstances that would not constitute “cause” (i.e., Mr. Erickson’s material failure to follow IHC’s lawful directions, material failure to follow IHC’s corporate policies, breach of his non-compete covenants under the employment agreement or his engaging in unlawful or disreputable behavior that would damage IHC or its reputation), or such employment being voluntarily terminated under circumstances that would constitute “good reason” (e.g., in connection with IHC’s material breach of its obligations under the employment agreement).   The initial term of Mr. Erickson’s employment agreement ends on June 30, 2011, but, by its terms, it will be automatically extended for successive one-year periods unless ninety days’ notice of non-renewal is given.  For example, had this provision been triggered on April 1, 2010, Mr. Erickson would have been entitled to receive $319,712 per year, payable in accordance with IHC’s standard practices, through June 30, 2011.

With Mr. Smedsrud

Under the terms of his employment agreement with IHC, dated as of March 25, 2010, if Mr. Jeffrey C. Smedsrud’s employment by IHC or its affiliate were to cease under certain circumstances, Mr. Smedsrud would be entitled to receive his base salary and perquisites through the longer of (i) the term of the agreement and (ii) twelve months from the date of such cessation.  These circumstances are defined as Mr. Smedsrud’s employment by IHC being involuntarily terminated under circumstances that would not constitute “cause” (i.e., Mr. Smedsrud’s material failure to follow IHC’s lawful directions, material failure to follow IHC’s corporate policies, breach of his non-compete covenants under the employment agreement or his engaging in unlawful or disreputable behavior that would damage IHC or its reputation), or such employment being voluntarily terminated under circumstances that would constitute “good reason” (e.g., in connection with IHC’s material breach of its obligations under the employment agreement).   The initial term of Mr. Smedsrud’s employment agreement ends on June 30, 2011, but, by its terms, it will be automatically extended for successive one-year periods unless ninety days’ notice of non-renewal is given.  For example, had this provision been triggered on April 1, 2010, Mr. Smedsrud would have been entitled to receive $319,712 per year, plus perquisites, payable in accordance with IHC’s standard practices, through June 30, 2011.

Stock Incentive Plans

Under the terms of IHC’s stock incentive plans, the Compensation Committee is obligated to make appropriate provision for the holders of awards thereunder in the event of a change in control of IHC or similar event.  The specifics of such an occurrence cannot be anticipated, and thus the prospective effect upon IHC cannot reliably be quantified.

Equity Compensation Plans

The following table sets forth certain information as of December 31, 2009 with respect to compensation plans under which shares of IHC common stock may be issued.

Equity Compensation Plan Information

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column)
Equity compensation plans approved by stockholders	312,170	$14.62	1,273,284

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee assists the Board in oversight of the financial reporting process, including the effectiveness of internal accounting and financial controls and procedures, and controls over the accounting, auditing and quality of financial reporting practices of IHC. The Audit Committee operates under a written charter adopted by the Board.

Management of IHC has primary responsibility for the financial reporting process, the preparation of financial statements in conformity with U.S. generally accepted accounting principles, the system of internal controls and the establishment of procedures designed to insure compliance with accounting standards and applicable laws and regulations. KPMG is responsible for auditing IHC’s financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures. Audit Committee members are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies on the information provided to it, including the representations of management that the financial statements have been prepared with integrity and objectivity, and the representations of management and the opinion of KPMG that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.

The Audit Committee also reviewed the Report of Management on Internal Control over Financial Reporting contained in IHC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 prior to filing such report with the SEC, as well as KPMG’s Reports of Independent Registered Public Accounting Firm (also included in IHC’s Annual Report on Form 10-K) and KPMG’s reports related to the audit of IHC’s consolidated financial statements. The Audit Committee continues to oversee IHC’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in 2010.

The Audit Committee met with management periodically during the year to consider the adequacy of IHC’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with appropriate IHC financial and internal audit personnel and with KPMG. The Audit Committee also discussed with IHC’s senior management the process used for certifications by IHC’s chief executive officer and chief financial officer which are required for certain filings with the SEC.

The Audit Committee appointed KPMG as IHC’s independent registered public accounting firm after reviewing the firm’s performance and independence from management.

The Audit Committee reviewed with management and KPMG, IHC’s audited financial statements and met separately with both management and KPMG to discuss and review those financial statements and reports prior to issuance. Management has represented to the Audit Committee that the financial statements were prepared in conformity with U.S. generally accepted accounting principles. KPMG’s report states the firm’s opinion that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.

The Audit Committee has reviewed and discussed with KPMG its independence from IHC and its management.  The Audit Committee received from KPMG the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This letter relates to that firm’s independence from IHC. The Audit Committee also discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by KPMG, and discussed with KPMG its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that IHC’s audited financial statements be included in IHC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Audit Committee Members

Mr. James G, Tatum, Chairman

Mr. Allan C. Kirkman

Mr. John L. Lahey

AUDIT AND NON-AUDIT FEES

The following table sets forth fees for services KPMG provided to IHC during 2009 and 2008:

	2009	2008
Audit fees	$1,481,000	$1,632,000
Audit-related fees	--	$110,777
Tax fees	--	--
All other fees	--	--
Total	$1,481,000	$1,742,777

•

Audit Fees.  Represents fees for professional services provided for the audit of IHC’s annual financial statements, the audit of IHC’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, the review of IHC’s quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

•

Audit-related Fees.  Represents fees related to an internal investigation at Insurers Administrative Corporation.

The Audit Committee has determined that the provision of non-audit services by KPMG is compatible with maintaining KPMG’s independence.  Any such engagement of KPMG to provide non-audit services to IHC must be pre-approved by the Audit Committee.  None of the non-audit services above was billed to IHC during 2009 or 2008 without such pre-approval.

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

KPMG audited IHC’s annual financial statements for the year ended December 31, 2009.  The Audit Committee has appointed KPMG to be IHC’s independent registered public accounting firm for the year ending December 31, 2010.  The stockholders are asked to ratify this appointment at the annual meeting.  Representatives of KPMG will be present at the meeting to respond to appropriate questions and to make a statement if they so desire.

Vote Required For Ratification

The Audit Committee is responsible for selecting IHC’s independent registered public accounting firm.  Accordingly, stockholder approval is not required to appoint KPMG as IHC’s independent registered public accounting firm for 2010.  The Board believes, however, that submitting the appointment of KPMG to the stockholders for ratification is a matter of good corporate governance.  If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered public accounting firm.

The ratification of the appointment of KPMG as IHC’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS

IHC’s by-laws require stockholders to give advance notice of any proposal intended to be presented at the annual meeting.  The deadline for this notice has passed and IHC has not received any such notice.  If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

Proxy Solicitation

IHC will bear all costs of this proxy solicitation.  In addition to soliciting proxies by this mailing, IHC expects that its directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation.  IHC will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Stockholder Proposals for 2011 Annual Meeting

Stockholder proposals intended to be presented at IHC’s 2011 annual meeting must be received by IHC no later than January 1, 2011 to be eligible for inclusion in IHC’s proxy statement and form of proxy for next year’s meeting.  Proposals should be addressed to Independence Holding Company, Attention: Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2011 annual meeting, IHC’s by-laws require stockholders to give advance notice of such proposals.  The required notice must be given no more than 90 days and no less than 70 days in advance of the anniversary date of the immediately preceding annual meeting.  Accordingly, with respect to IHC’s 2011 annual meeting of stockholders, IHC’s by-laws require notice to be provided to Independence Holding Company, Attention: Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022, as early as March 21, 2011 but no later than April 9, 2011.  If a stockholder fails to provide timely notice of a proposal to be presented at the 2011 annual meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

By order of the Board of Directors,
Adam C. Vandervoort
Secretary